Exhibit 1.3

                     REPRESENTATIONS AND INDEMNITY AGREEMENT


                                                             [  ], 2006


Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
A.G. Edwards & Sons, Inc.
Banc of America Securities LLC
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC

Ladies and Gentlemen:

     Allstate Life Insurance Company, an Illinois stock life insurance company (the "Company"), in connection with the Allstate Life Global Funding Secured Medium Term Notes Program (the "Institutional Program") and the Allstate Life(R) CoreNotes(R) Program (the "Retail Program" and, together with the Institutional Program, the "Programs"), and in consideration of the Distribution Agreement dated [ ], 2006, as amended, restated or modified from time to time (the "Distribution Agreement"), by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated and each other institution named on Schedule 1 thereto (each, an "Agent" and, collectively the "Agents") on the one hand, and Allstate Life Global Funding, a Delaware statutory trust ("Global Funding") and any Delaware statutory trust formed, and beneficially owned, by Global Funding (each, an "Issuing Trust" and, collectively, the "Issuing Trusts") that becomes a party to the Distribution Agreement pursuant to the terms thereof and the applicable terms agreement (each, a "Terms Agreement") set forth in Part E of the series instrument to be executed by each Issuing Trust, Global Funding and the applicable Agent or Agents, among others, confirms its agreement with the Agents with respect to the issue and sale, from time to time by the Issuing Trusts, of notes due between nine months and thirty years from the date of issuance (the "Notes").

     The Notes of each Issuing Trust will be issued pursuant to an indenture, as amended or modified from time to time, which will adopt and incorporate the standard indenture terms (each, an "Indenture" and, collectively, the "Indentures") between the relevant Issuing Trust and J.P. Morgan Trust Company, National Association, as indenture trustee (the "Indenture Trustee"). Each Issuing Trust shall issue only one series of Notes. As of the date of this Agreement, the

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Allstate Life(R) is a registered service mark of Allstate Insurance Company.
CoreNotes(R) is a registered service mark of Merrill Lynch & Co.

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Issuing Trusts are authorized to issue  collectively  up to U.S.  $5,000,000,000 aggregate initial offering price of Notes (or its equivalent as determined in Section 4(s) of the Distribution Agreement).

     Each Issuing Trust will use the proceeds from the sale of its Notes immediately to purchase a funding note (each a "Funding Note") issued by Global Funding. Each Funding Note will be issued pursuant to a funding note indenture, as amended or modified from time to time, which will adopt and incorporate the standard funding note indenture terms (each, a "Funding Note Indenture") between Global Funding and J.P. Morgan Trust Company, National Association, as the funding note indenture trustee (the "Funding Note Indenture Trustee"). Global Funding will immediately use the net proceeds received from the sale of the applicable Funding Note to purchase a funding agreement (each a "Funding Agreement") issued by the Company. Global Funding will immediately assign absolutely to, and deposit into the relevant Issuing Trust, the relevant Funding Agreement(s) and the relevant Funding Note will be surrendered. In connection with the sale of its Notes, the Issuing Trust will prepare a Pricing Supplement (the "Pricing Supplement") including or incorporating by reference a description of the terms of the Notes and the terms of the offering.

     Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

     The Agents include those institutions named from time to time in Schedule 1 to the Distribution Agreement and pursuant to Section 14 of this Agreement. If any institution is appointed as an Agent only with respect to the Notes of a particular Issuing Trust, such institution shall only be an Agent with respect to the Notes of such Issuing Trust.

     The Company has registered shares of its common stock with the Securities and Exchange Commission (the "Commission") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") on Form 10 under the 1934 Act. Pursuant to Rule 429 of the rules and regulations of the Commission under the Securities Act of 1933. as amended (the "1933 Act Regulations"), the Company and Global Funding have filed with the Commission (i) a registration statement on Form S-3 (No. 333-129157) and pre-effective amendment No. 1 thereto under the Securities Act of 1933, as amended (the "1933 Act") for the registration of the Funding Agreements, the Funding Notes, and the Notes, and the offering thereof in accordance with Rule 415 of the 1933 Act Regulations, (ii) the related prospectus dated [ ], 2006 covering the Notes offered under the Programs (the "Base Prospectus"); (iii) the prospectus supplement to the Base Prospectus, dated [ ], 2006, covering the Notes offered under the Institutional Program (the "Institutional Prospectus Supplement" and together with the Base Prospectus, the "Institutional Base Prospectus"); and
(iv) the prospectus supplement to the Base Prospectus, dated [ ], 2006, covering the Notes offered under the Retail Program (the "Retail Prospectus Supplement" and, together with the Base Prospectus, the "Retail Base Prospectus"). Such registration statement (as so amended , if applicable) is also the first post-effective amendment to registration statement on Form S-3 (No. 333-125937) filed by the Company and Global Funding. The registration statement on Form S-3 (No. 333-129157) (as so amended, if applicable) has been declared effective by the Commission, and the form of Indenture and the form of Funding Note Indenture have been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company and Global

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Funding  have filed such  post-effective  amendments  thereto as may be required prior to the acceptance by Global Funding and any Issuing Trust of any offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission. Such registration statement on Form S-3 (No. 333-129157), at any relevant time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations is referred to herein as the "Registration Statement". If the Company or Global Funding file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. With respect to the offering of a series of Notes under the Institutional Program, the Institutional Base Prospectus, and with respect to the offering of a series of Notes under the Retail Program, the Retail Base Prospectus, in each case including the Pricing Supplement relating to the offering of such series of Notes, in the form first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations (or in the form first made available to the applicable Agent(s) by the Company and the applicable Issuing Trust to meet requests of purchasers pursuant to Rule 173 under the 1933 Act Regulations), are referred to herein as the "Prospectus." The term "preliminary prospectus" means any preliminary form of the Prospectus. For all purposes of this Agreement, the term "free writing prospectus" has the meaning set forth in Rule 405 under the 1933 Act Regulations and the term "Time of Sale Prospectus" means (i) with respect to the offer and sale of any series of Notes under the Institutional Program, the Institutional Base Prospectus and
(ii) with respect to the offer and sale of any series of Notes under the Retail Program, the Retail Base Prospectus, in each case as amended or supplemented from time to time, together with any other preliminary prospectus relating to the offer and sale of such series of Notes, any Pricing Supplement relating to the offer and sale of such series of Notes filed with the Commission prior to the Applicable Time and each free writing prospectus (including any final term sheet relating to such series of Notes) attached as, or identified in, Exhibit A to the applicable Terms Agreement and any other information identified in Exhibit A to the applicable Terms Agreement. All references to the "Registration Statement", the "Institutional Base Prospectus", the "Retail Base Prospectus", any "preliminary prospectus", the "Time of Sale Prospectus" and the "Prospectus" shall also be deemed to include all amendments and supplements thereto and all documents incorporated by reference therein. All references to the Registration Statement, Time of Sale Prospectus, Prospectus, any preliminary prospectus or free writing prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained", "included" or "stated" (or other references of like import) in the Registration Statement, Time of Sale Prospectus, Prospectus, any preliminary prospectus or free writing prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, Time of Sale Prospectus, any preliminary prospectus or free writing prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Time of Sale Prospectus, Institutional Base Prospectus, Retail Base Prospectus, Prospectus, any

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

preliminary prospectus or free writing prospectus shall be deemed to include all documents subsequently filed with the Commission pursuant to the 1934 Act which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be part of or included in the Registration Statement, Institutional Base Prospectus, Retail Base Prospectus, Prospectus, any preliminary prospectus or free writing prospectus, as the case may be.

SECTION 1. Representations and Warranties.

     (a) The Company represents and warrants to each Agent as of the date hereof, to the applicable Agent(s) as of the Applicable Time (as defined in the applicable Terms Agreement, for the relevant Issuing Trust, the "Applicable Time"), to the applicable Agent(s) as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery is referred to herein as a "Settlement Date"), to each Agent as of any time the Time of Sale Prospectus shall be amended or supplemented, and to each Agent as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

          (i) Due Incorporation, Good Standing and Due Qualification of the Company. The Company is validly existing as a stock life insurance company in good standing under the laws of the State of Illinois with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and to enter into this Agreement and consummate the transactions to be performed by the Company as contemplated in the Time of Sale Prospectus; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to comply with any of the foregoing would not result in a material adverse change in the condition (financial or otherwise) or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise or on the power or ability of the Company to perform its obligations under the Program Documents (as defined in the applicable Indenture or form of Indenture, as the case may be) to which the Company is a party or to consummate the transactions to be performed by the Company as contemplated in the Time of Sale Prospectus (a "Company Material Adverse Effect"); all of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company were issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (ii) Due Incorporation, Good Standing and Due Qualification of Significant Subsidiaries. Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) of the Company, if any (each, a "Significant Subsidiary") is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Time of Sale Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by

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

     reason of the ownership or leasing of property or the conduct of business, except where the failure to comply with any of the foregoing would not result in a Company Material Adverse Effect; all of the issued and outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is 100% owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

          (iii) Registration Statement Preliminary Prospectuses, Time of Sale Prospectus, and Prospectus; Filing Status. Each of the Company and Global Funding meet the requirements for use of Form S-3 under the 1933 Act; the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the form of Indenture has been duly qualified under the 1939 Act; the form of Funding
     Note Indenture has been duly qualified under the 1939 Act; at the respective times that each part of the Registration Statement became effective and at each Representation Date, the Registration Statement and any amendments thereto complied and will comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act Regulations, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to an Agent for use in connection with the offering of Notes are identical in all material respects to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Base Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Base Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Time of Sale Prospectus does not, and at the Applicable Time and at the applicable Settlement Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the applicable Agents concerning

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

     such Agents expressly for use in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, or (ii) the parts of the Registration Statement which constitute the Statement of Eligibility and Qualification (Form T-1) of the Indenture Trustee under the 1939 Act.

          (iv) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Time of Sale Prospectus or the Base Prospectus, as amended or supplemented, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Time of Sale Prospectus or the Base Prospectus, at the date hereof, at the date of the Time of Sale Prospectus or the Base Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (v) Free Writing Prospectuses. At the time of initial filing of the Registration Statement, at the earliest time thereafter that an offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of any Notes and at each the Company Representation Date, the Company was not and is not an "ineligible issuer," as defined in Rule 405 of the 1933 Act Regulations. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the 1933 Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the 1933 Act and the 1933 Act Regulations. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the 1933 Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the applicable 1933 Act Regulations. With respect to the offering of any series of Notes, except for the free writing prospectuses attached as, or identified in, Exhibit A to the applicable Terms Agreement, the Company has not prepared, used or referred to, and will not, without the prior consent of the applicable Agents, prepare, use or refer to, any free writing prospectus or any other marketing materials other than the preliminary prospectus relating to or to be used in connection with any offer or sale of the Notes. No free writing prospectus used in connection with the offering of a series of Notes will conflict with either the Registration Statement or the Base Prospectus.

          (vi) Independent Registered Public Accounting Firm. The accounting firm which certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Base Prospectus, as amended or supplemented, is an independent registered public accounting firm to the extent required by the 1933 Act and the 1933 Act Regulations.

          (vii) Company Financial Statements. The consolidated financial statements of the Company included in the Registration Statement, the Time of Sale Prospectus and the Base Prospectus together with the related schedules and notes, as well as those financial statements, schedules and notes of any entity included in the Registration Statement, the Time of Sale Prospectus and the Base Prospectus present fairly the consolidated

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     financial  position  of the  Company  and its  subsidiaries,  or such other entity, as the case may be, at the dates indicated and the consolidated statement of operations, stockholders' equity and cash flows of the Company and its subsidiaries, or such other entity, as the case may be, for the
     periods  specified;   such  financial  statements  have  been  prepared  in
     conformity with GAAP applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement, the Time of Sale Prospectus and the Base Prospectus present fairly in accordance with GAAP the information required to be stated therein; the selected financial data and the summary financial information included in the Registration Statement, the Time of Sale Prospectus and the Base Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the Time of Sale
     Prospectus and the Base Prospectus; and any pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement, the Time of Sale Prospectus and the Base Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (viii) No Material Changes. Since the respective dates as of which information is given in the Registration Statement and the Time of Sale Prospectus, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a Company Material Adverse Effect and
     (2) there have been no transactions entered into by the Company or any of its Significant Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

          (ix) Authorization of this Agreement and each Funding Agreement. This Agreement has been and each Funding Agreement when issued will be duly authorized, executed and delivered by the Company and will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of the provisions of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Company Agreements and Instruments"), except for such defaults that would not result in a Company Material Adverse Effect; the execution, delivery and performance of this

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     Agreement,  each Funding  Agreement  and any other  agreement or instrument entered  into or issued or to be entered  into or issued by the  Company in
     connection  with  the  transactions   contemplated  in  the  Time  of  Sale
     Prospectus, the consummation of the transactions contemplated in the Time of Sale Prospectus (including the issuance and sale of the Notes and the use of the proceeds therefrom as described in the Time of Sale Prospectus) and the compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Significant Subsidiaries under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any Company Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, articles or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations.

          (xi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company which is required to be disclosed in the Registration Statement and the Base Prospectus (other than as stated therein), or which may reasonably expected to result in a Company Material Adverse Effect; and the aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its assets, properties or operations is the subject which are not described in the Registration Statement and the Base Prospectus, as amended or supplemented, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Company Material Adverse Effect.

          (xii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Company Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Company Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Company Material Adverse Effect; all of the Company Governmental Licenses are valid and in full force and effect, except where the invalidity of such Company Governmental Licenses or the failure of such Company Governmental Licenses to be in full force and effect would not result in a Company Material Adverse Effect. Except as set forth in the Time of Sale Prospectus, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Company Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company Material Adverse Effect.

          (xiii) No Filings, Regulatory Approvals etc. Other than the filing of the applicable financing statements, if any, no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement, each Funding Agreement or the Program Documents or for the performance by the Company of the transactions contemplated in this Agreement, each Funding Agreement, the Program Documents or the Prospectus, except such as have been previously made, obtained or rendered, as applicable.

          (xiv) Investment Company Act. None of the Company, Global Funding and the relevant Issuing Trust is, and upon the sale of the Funding Agreements, the Funding Notes and Notes as contemplated by the Programs and the application of the net proceeds therefrom as described in the Time of Sale Prospectus, will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xv) Absence of Default Under Each Funding Agreement. There exists no event or circumstance which does or may (with the passing of time, the giving of notice, the making of any determination, or any combination thereof) be reasonably expected to constitute an event of default under any outstanding Funding Agreement.

          (xvi) Funding Agreement Listed on any Stock Exchange. If specified in a Pricing Supplement, the Funding Agreement described in such Pricing Supplement shall be listed on the securities exchange designated in such Pricing Supplement.

          (xvii) Relationship between the Company and the Agents. The Company acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to the Distribution Agreement, including the determination of the offering price of the Notes and any related discounts and commissions, is an arm's-length commercial transaction between Global Funding, on the one hand, and the Agents, on the other hand, (ii) in connection with the offerings contemplated by the Distribution Agreement and the process leading to such transactions each Agent is and has been acting solely as a principal and is neither the agent of Global Funding and the Company nor their fiduciary, respectively, or its stockholders, creditors, employees or any other party, (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of Global Funding or the Company with respect to the offerings contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising Global Funding or the Company on other matters) and no Agent has any obligation to Global Funding or the Company with respect to the offerings contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Global Funding or the Company, and (v) the Agents have not provided any legal, accounting, regulatory or tax advice with respect to the offerings contemplated hereby and Global Funding and the Company have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

     (b) Additional Certifications. Any certificate signed by any officer of the Company and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes by an Issuing Trust to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company to such Agent(s) as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 2. Covenants of the Company.

     The Company covenants and agrees with each Agent as follows:

     (a) Notice of Certain Events. The Company will notify the Agents immediately, and confirm such notice in writing of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Time of Sale Prospectus or the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes), (ii) the receipt of any comments from the Commission with respect to the Registration Statement, any preliminary prospectus and the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Base Prospectus, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or Form 10, or of any order preventing or suspending the use of any preliminary prospectus or Prospectus, or of the initiation of any proceedings for that purpose, or (v) the failure of the Funding Agreements to be qualified for sale under the securities or blue sky laws of such jurisdiction as the Agents may request pursuant to
Section 2(r). With respect to the Registration Statement, any preliminary prospectus and the Prospectus, the Company will make every reasonable effort to prevent the issuance of any stop order (or any similar order under blue sky laws) and, if any stop order (or any similar order under blue sky laws) is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing or Use of Amendments. The Company will give each Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Funding Agreements, any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment or supplement to any preliminary prospectus or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, and will provide immediate notice to each relevant Agent of any intention to prepare an amendment or supplement to the Time of Sale Prospectus and, if applicable to file such amendment or supplement pursuant to the 1933 Act, and will furnish to such Agents copies of any such document a reasonable amount of time prior to such proposed filing or the use of such materials, as the case may be, and will not file or use any such document to which an Agent or counsel for the Agents shall object.

     (c) Revisions of Registration Statement. If at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend the Registration Statement in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes and to cease sales of any Notes they may then own, and the Company will promptly prepare and file with the Commission, subject to Section 2(b) hereof, such amendment as may be necessary to correct such statement or omission or to make the Registration Statement comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment as the Agents may reasonably request.

     (d) Use of Free Writing Prospectuses. The Company will not take any action that would result in an Agent being required to file with the Commission pursuant to Rule 433(d) of the 1933 Act Regulations a free writing prospectus prepared by or on behalf of an Agent that such Agent otherwise would not have been required to file thereunder.

     (e) Revisions of Time of Sale Prospectuses. If the Time of Sale Prospectus is being used to solicit offers to buy any Notes of a series at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the applicable Agent(s) or counsel for the Company, to amend or supplement the Time of Sale Prospectus in writing in order that the Time of Sale Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Time of Sale Prospectus is conveyed to a prospective purchaser, or if, in the reasonable opinion of either such counsel, it is necessary to amend or supplement the Time of Sale Prospectus to comply with the 1933 Act or 1933 Act Regulations, the Company shall give notice, confirmed in writing, to each of the applicable Agents and the Company will promptly prepare and, if applicable, file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Time of Sale Prospectus comply with such requirements, and the Company will furnish to each of the applicable Agents, without charge, such number of copies of such amendment or supplement, as the relevant Agents may reasonably require.

     (f) Delivery of the Registration Statement. The Company will furnish to the Agents and to counsel for the Agents, without charge, signed and conformed copies of the Registration Statement and conformed copies of all consents and certificates of experts. The Registration Statement furnished to an Agent will be identical in all material respects to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (g) Delivery of the Preliminary Prospectus and Time of Sale Prospectus. Pursuant to the Distribution Agreement, Global Funding will deliver to each applicable Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. Pursuant to the Distribution Agreement, Global Funding will furnish to each applicable

Agent, without charge, such number of copies of the applicable Time of Sale Prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. Each such document furnished to the applicable Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (h) Delivery of Free Writing Prospectuses. The Company will deliver to each applicable Agent and, without charge, as many copies of each free writing prospectus, prepared by or on behalf of, used by, or referred to by the Company, as such Agent may reasonably request. To the extent applicable, each such document furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (i) Delivery of the Prospectus. Pursuant to the Distribution Agreement, Global Funding will deliver to each applicable Agent, without charge, as many copies of the relevant Prospectus (as amended or supplemented) as such Agent may reasonably request; the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. It is hereby acknowledged that Global Funding intends to rely on the provisions of Rule 172 of the 1933 Act Regulations with respect to the delivery of the Prospectus. The Prospectus and any amendments or supplements thereto furnished to such Agent will be identical in all material respects to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (j) Periodic Financial Information. On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing.

     (k) Audited Financial Information. On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, confirmed in writing.

     (l) Reporting Requirements. The Company, during the period when the Time of Sale Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file, and will cause to be filed, all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (m) Earnings Statements. The Company will timely file such reports pursuant to the 1934 Act and the 1934 Act Regulations, as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (n) Use of Proceeds. The Company will use the net proceeds received by it from the issuance and sale of the Funding Agreements in the manner specified in the Time of Sale Prospectus.

     (o) Authorization to Act on Behalf of the Company. The Company will, from time to time, without request, deliver to the Agents a certificate as to the names and signatures of those persons authorized to act on behalf of the Company in relation to the Programs if such information has changed.

     (p) Restrictions on the Offer and Sale of Funding Agreements. Except in connection with the Retail Program and as otherwise agreed, the Company shall not issue or agree to issue, during the period commencing on the date of the agreement of an Agent(s) to purchase Notes as principal or solicit offers for the purchase of Notes as agent and continuing to and including the Settlement Date with respect to such Notes, any Funding Agreement or similar agreement for the purpose of supporting the issuance by a special purpose entity of securities substantially similar to such Notes to the same potential investors (other than any Funding Agreement issued or to be issued to the relevant Issuing Trust in connection with the Notes to be offered and/or sold to or through such Agents), in each case without prior notice to the applicable Agent(s). Notwithstanding the foregoing, the Company shall be permitted to issue or agree to issue, during the aforementioned time period, Funding Agreements or similar agreements to Allstate Life Funding, LLC.

     (q) Blue Sky Qualifications. The Company shall endeavor to qualify the Funding Agreements for offer and sale under the securities or blue sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as such Agents shall reasonably request.

SECTION 3. Covenants of the Agents.

     (a) The Agents shall comply with all of their obligations under the Distribution Agreement.

     (b) The Agents shall not agree to any amendment or modification of the Distribution Agreement without the prior written consent of the Company.


SECTION 4. Additional Covenants of the Company.

     The Company further covenants and agrees with each Agent as follows:

     (a) Reaffirmation of Representations and Warranties. Each acceptance by Global Funding and an Issuing Trust of an offer for the purchase of Notes (whether to one or more Agents as principal or through one or more Agents as agent), and each delivery of its Notes (whether to one or more Agents as principal or through an Agent as agent) shall be deemed to be an affirmation that the representations and warranties of the Company contained in any certificate theretofore delivered to such Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or Prospectus shall be amended or supplemented (other than by (A) an amendment or supplement providing solely for the determination of the variable terms of the Notes and (B) an amendment deemed to have occurred as a result of a periodic filing by the Company, Global Funding or any Issuing Trust under the 1934 Act or the 1934 Act Regulations, except any quarterly report of the Company on Form 10-Q or any annual report of the Company on Form 10-K (any such report, an "SEC Periodic Report")), and (ii) (if required in connection with the purchase of Notes from an Issuing Trust by one or more Agents as principal) an Issuing Trust sells Notes to one or more Agents as principal or (iii) an Issuing Trust sells Notes in a form not previously certified to the Agents by such Issuing Trust, the Company shall furnish or cause to be furnished to the Agents, forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 7(d) of the Distribution Agreement which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 7(d) of the Distribution Agreement, modified as necessary to relate to the Registration Statement as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise since the date of the agreement by such Agent to purchase Notes from the relevant Issuing Trust as principal); provided, however, that any delivery of certificates as required by this Section 4(b) due to the filing of an SEC Periodic Report shall only be required to be delivered prior to the pricing date for Notes issued immediately after such SEC Periodic Report.

     (c) Company Officer's Certificate. The Company shall have furnished to the Agents a certificate of the Company, signed by either the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Secretary, General Counsel or Treasurer of the Company, dated the date of such certificate, to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Prospectus and amendments and supplements thereto and this Agreement and that:

          (i) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

          (ii) since the date of the Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed; and

          (iii) nothing has come to the attention of the Company that would cause it to believe that the priority status of the Funding Agreements under Section 5/205 of the Illinois Insurance Code has been adversely modified since the date of the last delivery of the opinion issued by Lord, Bissell & Brook LLP, substantially in the form of Exhibit C attached to the Distribution Agreement.

SECTION 5. Indemnification.

     (a) Indemnification of the Agent. With respect to any series of Notes, the Company agrees to indemnify and hold harmless each applicable Agent, its directors and officers and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Time of Sale Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 5(d) hereof) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of (i) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the applicable Agents concerning such Agents expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, the applicable Time of Sale Prospectus or the Prospectus (or any amendment or supplement thereto), (ii) any use of the Prospectus by the Agents to sell Notes or solicit offers for the purchase of Notes (x) after such time as the Company shall have provided written notice pursuant to Section 2(f) hereunder or

Global Funding shall have provided written notice pursuant to Section 4(f) under the Distribution Agreement to the Agents to cease the sale of Notes and solicitation of offers for the purchase of Notes and (y) before such time as the Company shall have advised such Agent as the case may be, that such solicitation may be resumed or (iii) a claim for indemnity made under the Distribution Agreement, only to the extent such claim has previously been satisfied by the Company pursuant to the terms of the Distribution Agreement.

     (b) Indemnification of the Company. With respect to any series of Notes, each Agent agrees, severally but not jointly, to indemnify and hold harmless the Company, its directors, officers and trustees (if applicable) who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, the applicable Time of Sale Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Agent concerning such Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, the applicable Time of Sale Prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 5(a) hereof or
Section 10(a) of the Distribution Agreement, counsel to the indemnified parties shall be selected by the applicable Agent(s) and, in the case of parties indemnified pursuant to Section 5(b) hereof or Section 10(b) of the Distribution Agreement, counsel to the indemnified shall be selected by the Company and Global Funding. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties (collectively with any other indemnifying parties in connection with the Distribution Agreement), whether such indemnity is claimed hereunder or under the Distribution Agreement, be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     No indemnifying party under this Agreement or the Distribution Agreement, shall, without the prior written consent of the indemnified parties under this Agreement and the Distribution Agreement, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 or Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested in writing an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 6. Contribution.

     If the indemnification provided for in Section 5 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by the applicable Agent(s), as the case may be, bears to the aggregate initial offering price of such Notes.

     The relative fault of the Company, on one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on one hand, or by the applicable Agent(s), on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 6, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from an Issuing Trust by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 6 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from such Issuing Trust.

     For purposes of this Section 6, each director, officer and person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director, officer and trustee (if applicable) of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 7. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, in certificates submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of the Agents, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 8. Termination.

     (a) Termination of this Agreement. This Agreement shall terminate as follows:

          (i) With respect to all Agents, automatically and simultaneously with the termination of the Distribution Agreement with respect to all Agent(s) (such termination shall be effective immediately);

          (ii) With respect to all Agents, at any time at the option of the Company, if the Distribution Agreement is amended or supplemented without the Company's prior written consent (such termination shall be effective immediately upon exercise of such option);

          (iii) With respect to the applicable Agent(s), at any time at the option of the Company, if any use of the Prospectus by the applicable Agent(s) to sell Notes or solicit offers for the purchase of Notes occurs
     (x) after such time as the Company shall have provided written notice pursuant to Section 2(f) hereunder or Global Funding shall have provided written notice pursuant to Section 4(f) of the Distribution Agreement to the applicable Agent(s) to cease the sale of Notes and solicitation of offers for the purchase of Notes and (y) before such time as the relevant Issuing Trust shall have advised such Agent as the case may be, that such solicitation may be resumed; or

          (iv) With respect to the applicable Agent(s), at any time at the option of the Company, if the applicable Agent(s) is added or deleted as a party to this Agreement without the prior written consent of the Company (such termination shall be effective immediately upon exercise of such option).

     (b) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the applicable Agent(s) shall be entitled to any commissions earned in accordance with the Distribution Agreement, (ii) if at the time of termination (a) any applicable Agent shall own any Notes purchased by it from an Issuing Trust as principal or (b) an offer to purchase any of the Notes has been accepted by an Issuing Trust but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 2 and 4 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant set forth in Section 2(j) hereof, the indemnity and contribution agreements set forth in Sections 5 and 6 hereof, and the provisions of Sections 7, 10 and 11 hereof shall remain in effect.

SECTION 9. Notices.

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

               If to the Company:

               Allstate Life Insurance Company
               3100 Sanders Road, Suite M3A
               Northbrook, Illinois 60062
               Attention: Assistant Vice President, Institutional Markets Telecopy No.: (847) 402-5000

               If to the Agents:

               To each Agent at the address specified in Schedule 1 to the Distribution Agreement.

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 9.

SECTION 10. Parties.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 5 and 6 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 11. GOVERNING LAW; FORUM.

     PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 12. Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 13. Counterparts.

     This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

SECTION 14. Amendments.

     This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and the Agents. In accordance with the Distribution Agreement, Global Funding may from time to time nominate any institution as a new Agent under the Distribution Agreement either in respect of the Programs generally or in relation only to the Notes of a particular Issuing Trust, and upon such nomination, if not already executed, such Agent(s) will execute a counterpart of this Agreement.

SECTION 15. Separate Nature of Each Issuing Trust.

     The Agents agree and acknowledge that, as a separate and distinct special purpose statutory trusts, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Issuing Trust, including such Issuing Trust's obligations under this Agreement and the applicable Terms Agreement, will be enforceable only against such Issuing Trust and not against any other Issuing Trust.

SECTION 16. Covenants of the Agents. Each Agent covenants with the Company:

     (a) Delivery of Free Writing Prospectuses and Other Marketing Materials. Except as otherwise provided in the applicable Terms Agreement, such Agent will, prior to its first use, furnish the Company with a copy of each proposed free writing prospectus that is required to be filed pursuant to Rule 433(d) under the 1933 Act Regulations or is or will be part of the Time of Sale Prospectus and any other marketing materials (other than (x) any free writing prospectus that is not required to be filed or will not be part of the Time of Sale Prospectus or (y) any marketing material that complies with Rule 134 of the 1933 Act Regulations) relating to or to be used in connection with any offer or sale of the Notes, in each case prepared by or on behalf of such Agents and will not use any such free writing prospectus or other marketing materials to which the Company reasonably objects.

     (b) Use of Free Writing Prospectuses and Other Marketing Materials. Such Agent may use a free writing prospectus or any other marketing materials prepared by or on behalf of such Agent only if such free writing prospectus or such marketing materials complies in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (c) Distribution of Free Writing Prospectuses and Other Marketing Materials. Such Agent will not distribute any free writing prospectus or any other marketing materials (other than any marketing material that complies with Rule 134 of the 1933 Act Regulations) used or referred to by such Agent in a manner reasonably designed to lead to its broad unrestricted dissemination; provided that this covenant shall not apply to any free writing prospectus or such marketing materials forming part of the Time of Sale Prospectus or any free writing prospectus or such marketing materials prepared or approved by the Company for broad unrestricted dissemination.


                         *** SIGNATURE PAGES FOLLOW ***

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement by and between the Agents and the Company in accordance with its terms.

                                Very truly yours,



                                ALLSTATE LIFE INSURANCE COMPANY

                                By:
                                    ------------------------------------------
                                    Name:
                                    Title:



CONFIRMED AND ACCEPTED,
as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By:
         -----------------------------------------------------
         Authorized Signatory



A.G. EDWARDS & SONS, INC.



By:
         -----------------------------------------------------
         Authorized Signatory




BANC OF AMERICA SECURITIES LLC



By:
         -----------------------------------------------------
         Authorized Signatory


Signature Page to Representations and Indemnity Agreement, Part 1 of 4*

BARCLAYS CAPITAL INC.



By:
         --------------------------------------------
         Authorized Signatory



BEAR, STEARNS & CO. INC.



By:
         --------------------------------------------
         Authorized Signatory



CITIGROUP GLOBAL MARKETS INC.



By:
         --------------------------------------------
         Authorized Signatory



CREDIT SUISSE SECURITIES (USA) LLC



By:
         --------------------------------------------
         Authorized Signatory



DEUTSCHE BANK SECURITIES INC.



By:
         --------------------------------------------
         Authorized Signatory

By:
         --------------------------------------------
         Authorized Signatory





----------------------------------------------
         GOLDMAN, SACHS & CO.

Signature Page to Representations and Indemnity Agreement, Part 2 of 4*

GREENWICH CAPITAL MARKETS, INC.



By:
         --------------------------------------------
         Authorized Signatory



J.P. MORGAN SECURITIES INC.



By:
         --------------------------------------------
         Authorized Signatory



LEHMAN BROTHERS INC.



By:
         --------------------------------------------
         Authorized Signatory

MORGAN STANLEY & CO. INCORPORATED



By:
         --------------------------------------------
         Authorized Signatory


UBS SECURITIES LLC


By:
         --------------------------------------------
         Authorized Signatory



By:
         --------------------------------------------
         Authorized Signatory



Signature Page to Representations and Indemnity Agreement, Part 3 of 4*

WACHOVIA CAPITAL MARKETS, LLC



By:
         --------------------------------------------
         Authorized Signatory




Signature Page to Representations and Indemnity Agreement, Part 4 of 4*